EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

          Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Safeway Inc. (the “Company”) hereby certifies that:

               (i) the Quarterly Report, as amended on Form 10-Q/A of the Company for the quarterly period ended September 6, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

               (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: November 18, 2003

/s/ Steven A. Burd

Steven A. Burd Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

     Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Safeway Inc. (the “Company”) hereby certifies that:

               (i) the Quarterly Report, as amended on Form 10-Q/A of the Company for the quarterly period ended September 6, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

               (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: November 18, 2003

/s/ Vasant M. Prabhu

Vasant M. Prabhu Chief Financial Officer

     The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

     A signed original of this written statement required by Section 906 has been provided to Safeway Inc. and will be retained by Safeway Inc. and furnished to the Securities and Exchange Commission or its staff upon request.